                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2002


                               JUNUM INCORPORATED
               (Exact name of registrant as specified in charter)


        DELAWARE                    000-21566                    84-1219819
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

1590 Corporate Drive, Costa Mesa, California 92626
  (Address of principal executive offices)       (Zip Code)

 (Former name or former address, if changed since last report.)


(Former name or former address, if changed since last report.)


Registrant's telephone number, including area code:  (714) 979-5063

Item 2.  Acquisition or Disposition of Assets



Item 5.  Other Events

The Board of Directors approved a one for one hundred reverse split of the Company's common stock, effective on the close of business on October 4, 2002. Accordingly, starting Monday, October 7, 2002, the Company's common stock will trade under the symbol JNUM and will reflect the reverse split.


Item 7. Exhibits

Exhibit No.       Description


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            JUNUM INCORPORATED


                                            /s/ Bryan Stokes
                                            -----------------------------------
                                            Bryan Stokes, President